UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2019

BIO-PATH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36333	87-0652870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4710 Bellaire Boulevard, Suite 210, Bellaire, Texas	77401
(Address of principal executive offices)	(Zip Code)

(832) 742-1357

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bio-Path Holdings, Inc. (the “Company”) held its 2019 annual meeting (the “2019 Annual Meeting”) of stockholders of the Company on December 19, 2019 in The Woodlands, Texas. At the 2019 Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Bio-Path Holdings, Inc. 2017 Stock Incentive Plan (the “2017 Plan”) to increase the number of shares of the Company’s common stock that may be issued under the 2017 Plan by 600,000 shares for a total of 660,000 shares. A description of the 2017 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 1, 2019 under the heading “Proposal Two: Approval Of An Amendment To The Company’s 2017 Stock Incentive Plan To Increase The Number Of Shares Of Common Stock That May Be Issued Under The Plan By 600,000 Shares For A Total Of 660,000 Shares,” which description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 10.1 hereto, and the 2017 Plan, which is filed as Exhibit 10.2 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, the Company’s stockholders: (i) elected the five persons listed below under Proposal 1 to serve as directors of the Company, to hold office until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified; (ii) approved the Amendment to the 2017 Plan; (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; (iv) approved, on a non-binding advisory basis, the frequency of “every three years” for the stockholders’ non-binding advisory vote on the compensation of the Company’s named executive officers; and (v) ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. The following describes the results of the voting at the 2019 Annual Meeting:

Proposal 1:	For the election of directors of the Company, to hold office until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified:

Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
Peter H. Nielsen	326,250	--	30,833	--	1,790,089
Heath W. Cleaver	321,104	--	35,979	--	1,790,089
Paul D. Aubert	321,532	--	35,551	--	1,790,089
Martina Molsbergen	331,191	--	25,892	--	1,790,089
Douglas P. Morris	331,836	--	25,247	--	1,790,089

Proposal 2:	For the approval of the Amendment to the 2017 Plan:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
214,416	139,538	--	3,129	1,790,089

Proposal 3:	For the non-binding advisory approval of the compensation of the Company’s named executive officers:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
304,230	46,537	--	6,316	1,790,089

Proposal 4:	For the non-binding advisory approval of the frequency of stockholders’ non-binding advisory vote on the compensation of the Company’s named executive officers:

Shares Voted “One Year”	Shares Voted “Two Years”	Shares Voted “Three Years”	Shares Abstained
101,550	85,884	160,402	9,247

Proposal 5:	For the ratification and approval of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2019:

Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
2,049,920	54,045	--	43,207	--

Based on the stockholders’ advisory vote and other factors, the board of directors of the Company resolved that future non-binding stockholder advisory votes on the compensation of the Company’s named executive officers will be conducted every three years until such time as the Company holds another stockholder advisory vote on the frequency of advisory votes by the stockholders on the compensation of the Company’s named executive officers.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Bio-Path Holdings, Inc. 2017 Stock Incentive Plan
10.2	Bio-Path Holdings, Inc. 2017 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 27, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-PATH HOLDINGS, Inc.

Dated: December 23, 2019	By:	/s/ Peter H. Nielsen
Peter H. Nielsen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Bio-Path Holdings, Inc. 2017 Stock Incentive Plan
10.2	Bio-Path Holdings, Inc. 2017 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 27, 2017).